                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          Columbia Energy Group
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  May 20, 1998
------------------------------------------------------------------------------


                          [COLUMBIA ENERGY GROUP LOGO]


You are cordially invited to attend the Annual Meeting of Stockholders of Columbia Energy Group (formerly named The Columbia Gas System, Inc.), a Delaware corporation, which will be held at The Wyndham Warwick Hotel, 5701 Main Street, Houston, Texas, on Wednesday, May 20, 1998, at 9:00 a.m. (CDT), to consider and act upon the following proposals:

        1. The election of four Directors, each to serve for a term of three years.

        2. Approval of the selection of Arthur Andersen LLP as independent public accountants.

        3. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors fixed the close of business on March 23, 1998, as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

PLEASE VOTE, SIGN, DATE AND MAIL THE ENCLOSED PROXY EVEN IF YOU PRESENTLY INTEND TO ATTEND THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY NEVERTHELESS VOTE PERSONALLY ON ALL MATTERS WITH RESPECT TO WHICH SUCH STOCKHOLDER IS ENTITLED TO VOTE.

By order of the Board of Directors.

                                                /s/ CAROLYN MCKINNEY AFSHAR
                                                -----------------------------
                                                Carolyn McKinney Afshar
                                                Secretary

Reston, Virginia
March 30, 1998

Office of the Secretary
Columbia Energy Group
12355 Sunrise Valley Drive
Suite 300
Reston, Virginia 20191-3420

                                PROXY STATEMENT

--------------------------------------------------------------------------------

This statement is furnished in connection with the solicitation of proxies made on behalf of the Board of Directors of Columbia Energy Group (the "Corporation"), a Delaware corporation, to be used at the Annual Meeting of Stockholders to be held on May 20, 1998. The approximate date that this Proxy Statement and the enclosed form of proxy are first being sent to stockholders is March 30, 1998.

The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expense of transmitting copies of the proxy material to the beneficial owners of stock held in their names will be borne by the Corporation. In addition to the solicitation by mail, proxies may be solicited in person or by telephone or telegraph; such solicitation on behalf of the Board of Directors may be made by Directors, officers and regular employees of the Corporation and by representatives of Morrow & Company, a proxy solicitation firm. The Corporation has agreed to pay Morrow & Company a fee of $8,500, plus reasonable expenses, for its services in this regard. No additional consideration will be paid to Directors, officers and regular employees for solicitation activities.

A stockholder signing and returning a proxy has the power to revoke it at any time before the exercise thereof.

                                  ANNUAL REPORT

An Annual Report for the year ended December 31, 1997, containing financial and other information about the Corporation and its subsidiaries, has been mailed to all stockholders of record.

                          VOTING SECURITIES OUTSTANDING

At the close of business on March 23, 1998, the record date for the Annual Meeting, the Corporation had approximately 55,517,028 outstanding shares of common stock, each of which is entitled to one vote.

Presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of the common stock of the Corporation as of the record date shall constitute a quorum. Votes cast at the Annual Meeting will be tabulated by inspectors of election appointed by the Corporation. Shares of stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, where the record holder has indicated on the proxy card or has otherwise notified the Corporation that it does not have power to vote shares represented by the proxy ("a broker non-vote"), the shares will be treated as present at the Annual Meeting for purposes of determining a quorum.

Other than with respect to the election of Directors discussed below, all other matters that come before the Annual Meeting require an approval of a majority of the shares of stock present and entitled to vote thereon. Therefore, abstentions as to particular proposals will have the same effect as votes against such proposals. Broker non-votes will be treated as shares not entitled to vote and will not be included in the calculation of the number of votes constituting a majority of shares present and entitled to vote.

                            1. ELECTION OF DIRECTORS

The Board of Directors is divided into three classes. Directors of only one class are elected at each annual meeting. The regular term of only one class of Directors will expire annually, and any particular Director stands for election only once in each three-year period. In the event a vacancy occurs on the Board of Directors, the remaining Directors are authorized to fill the vacancy for the unexpired term.

To be elected, a nominee must receive the affirmative vote of a plurality of the votes cast by the shares present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions as to the election of Directors will not affect the election of the candidates receiving a plurality of the votes.

Four Directors are to be elected at the 1998 Annual Meeting.

CUMULATIVE VOTING FOR DIRECTORS entitles each stockholder to votes equal to the number of shares of stock the stockholder owns multiplied by the number of Directors to be elected--in this case four. All votes can be cast for one nominee or divided among more than one. A vote marked "withheld" from a nominee(s) on the proxy will not be treated as an indication of an intention to vote cumulatively. To vote cumulatively, the stockholder should line through the names of the nominees from whom votes are withheld and write "cumulate" or "vote all shares for other nominees" on the proxy card. In a case where a proxy is signed but not marked, the proxies will not be voted cumulatively; shares will be voted for all nominees.

NOMINEES. It is the intention of the Proxies named in the enclosed form of proxy to vote all duly-executed proxies at this meeting, unless authority is withheld, for the election of the following four nominees: Richard F. Albosta, Malcolm Jozoff, Gerald E. Mayo and Douglas E. Olesen. If, at the time of the meeting, any of the nominees named is not available to serve as a Director, the proxies may be voted for a substitute nominee designated by the Board, or the Board may reduce the number of Directors as authorized under the By-Laws.

                       INFORMATION REGARDING THE DIRECTORS

Names of Directors, Principal Occupation and Other Information:
--------------------------------------------------------------------------------

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE FOLLOWING NOMINEES.

Nominees for Director for a new term to expire in 2001 are:
--------------------------------------------------------------------------------

 [PHOTO]               RICHARD F. ALBOSTA
                       Director since 1995
                       ---------------------------------------------------------
                       Age 61. Independent consultant since October 1994. Chairman, President and Chief Executive Officer of Enserch Environmental Corporation, an environmental services and remediation firm, January 1994 to October 1994. President and Chief Executive Officer, 1986 to 1994 and Chairman, 1990 to 1994 of Ebasco Services, Inc., an international consulting, engineering, construction and environmental services firm.

 [PHOTO]               MALCOLM JOZOFF
                       Director since 1995
                       --------------------------------------------------------
                       Age 58. Chairman, President & Chief Executive Officer of The Dial Corporation since May 1996. Chairman and Chief Executive Officer of Lenox, Inc., a manufacturer of consumer durables, 1993 to 1995. Previously President, Health Care Products and Corporate Group
                       Vice President, The Procter and Gamble Company, Inc. Director, ChemTrak, Inc. and The Dial Corporation.*

 [PHOTO]               DOUGLAS E. OLESEN
                       Director since 1995
                       --------------------------------------------------------
                       Age 59. President and Chief Executive Officer of Battelle Memorial Institute, an international technology organization, since 1987. Director, The BFGoodrich Company.

 [PHOTO]               GERALD E. MAYO
                       Director since 1994
                       --------------------------------------------------------
                       Age 65. Private investor since 1995. Former Chairman of the Board, Midland Life Insurance Company (formerly Midland Mutual Life Insurance Company)(Chairman and President, 1980 to 1995); former Chairman, Midland Financial Services (Chairman and President, 1994 to
                       1995). Director, HBO & Co. of Atlanta and Dominion Homes Corp. of Columbus, OH.

Current Director who, due to retirement, is not standing for re-election when his term expires in 1998 is:
--------------------------------------------------------------------------------

 [PHOTO]               DONALD P. HODEL
                       Director since 1995
                       --------------------------------------------------------
                       Age 62. President, Christian Coalition since June 1997. Managing Director, Summit Group International, Ltd. (energy consulting) since 1990. Secretary of the U.S. Department of the Interior, 1985 to 1989; Secretary of the U.S. Department of Energy, 1982 to 1985. Director of Hart Publishing, Inc. and Eagle Publishing, Inc.


Current Directors who are not standing for re-election because their terms do not expire until 1999 are:
--------------------------------------------------------------------------------

 [PHOTO]               ROBERT H. BEEBY
                       Director since 1993
                       --------------------------------------------------------
                       Age 66. Former Chairman of the Board of Service America Corporation, a vending and food service company, 1992 to 1996. President and Chief Executive Officer of Frito-Lay, Inc., 1989 to 1991 and Pepsi-Cola International, 1984 to 1988. Director of Church & Dwight Co., Inc.; ACNielsen Corporation; and Beachside Capital Partners.

 [PHOTO]               MALCOLM T. HOPKINS
                       Director since 1982
                       --------------------------------------------------------
                       Age 70. Private investor since 1984. Retired Vice Chairman, Chief Financial Officer and Director of the former St. Regis Corporation. Director of Metropolitan Series Fund, Inc.; EMCOR Group, Inc.; and U.S. Home Corporation; and Trustee, State Street Research and Management Company.

 [PHOTO]               WILLIAM E. LAVERY
                       Director since 1985
                       --------------------------------------------------------
                       Age 67. President Emeritus, Virginia Polytechnic Institute and State University; President, 1975 to 1988. Director of First Union Bank of Virginia/D.C./Maryland and Shenandoah Life Insurance Company.

 [PHOTO]               WILLIAM R. WILSON
                       Director since 1987
                       --------------------------------------------------------
                       Age 70. Private investor since 1992. Retired Chairman of the Board and Chief Executive Officer of Lukens, Inc., manufacturer of steel and industrial products. Director of Acme Metals Incorporated and L.F. Driscoll Co.

 [PHOTO]               OLIVER G. RICHARD III
                       Director since 1995
                       --------------------------------------------------------
                       Age 45. Chairman, Chief Executive Officer and President of Columbia Energy Group (formerly named The Columbia Gas System, Inc.) since April 28, 1995. Chairman, New Jersey Resources Corporation, 1992 to 1995; President and Chief Executive Officer, 1991 to 1995. President and Chief Executive Officer of Northern Natural Gas Company, 1989 to 1991. Executive Vice President and Senior Vice President, Enron Gas Pipeline Group, 1987 to 1989. Vice President and General Counsel of Tenngasco, a subsidiary of Tenneco Corporation, 1985 to 1987. Federal Energy Regulatory Commission member, 1982 to 1985. Director and First Vice Chairman, Interstate Natural Gas Association of America; Director, American Gas Association; member, National Petroleum Council, Virginia Business Council, Battelle Energy Industry Advisory Committee, and President's Commission on Critical Infrastructure Protection.**

Current Directors who are not standing for re-election because their terms do not expire until 2000 are:
--------------------------------------------------------------------------------

 [PHOTO]               WILSON K. CADMAN
                       Director since 1993
                       --------------------------------------------------------
                       Age 70. Private investor since 1992. Former Chairman, President and Chief Executive Officer, Kansas Gas & Electric Company. Retired Vice Chairman of Western Resources, Inc. Director, El Paso Electric Co., Inc. and Clark/Bardes Companies.

 [PHOTO]               J. BENNETT JOHNSTON
                       Director since 1997
                       --------------------------------------------------------
                       Age 65. Chairman and Chief Executive Officer, Johnston and Associates, a government and business consulting firm in Washington, D.C. Served in the United States Senate for 24 years until he retired in January 1997. Former Chairman, U.S. Senate Committee on Energy and Natural Resources; former member, U.S. Senate committees on the budget, appropriations, defense, aging and intelligence. Director, Chevron Corp., URS Corporation and Freeport McMoRan Copper & Gold, Inc.

 [PHOTO]               JAMES P. HEFFERNAN
                       Director since 1993
                       --------------------------------------------------------
                       Age 52. Investor and investment banker since 1996. Managing Director of Whitman Heffernan Rhein & Co., Inc., investment advisory and merchant banking firm, 1987 to 1996; Chief Financial Officer and Director of Danielson Holding Corporation, 1990 to 1996, and Director of its subsidiary, Danielson Trust Company, 1993 to 1996; Chairman, Herman's Holdings, Inc., 1993 to 1996; and Chairman, 1995 to 1996, of its subsidiary, Herman's Sporting Goods, Inc. Director, Herman's Holdings, Inc. and Herman's Sporting Goods, Inc.

 [PHOTO]               KAREN L. HENDRICKS
                       Director since November 1997
                       --------------------------------------------------------
                       Age 50. Chairman, Chief Executive Officer and President of The Baldwin Piano & Organ Company since November 1994. Executive Vice President and General Manager, The Dial Corporation, May 1992 to September 1994. Director, ACNielsen Corporation and The Baldwin Piano & Organ Company.

 [PHOTO]               JAMES R. THOMAS, II
                       Director since 1990
                       --------------------------------------------------------
                       Age 72. Private investor since 1983. Retired President and Chief Executive Officer of Carbon Industries, Inc. Director of One Valley Bank, N.A.***


* In 1993, in connection with a civil proceeding brought by the U.S. Securities and Exchange Commission ("SEC"), Mr. Jozoff consented, without admitting or denying the allegations, to the entry of an order enjoining him from violating Section 10(b) of the Securities Exchange Act of 1934.

** In 1997, in connection with an administrative proceeding by the SEC, Mr. Richard consented, without admitting or denying the issues identified in the order, to the entry of a cease-and-desist order by which he agreed to settle issues related to reports filed with the SEC concerning certain gas sale and purchase contracts executed in 1992 when he was chairman and chief executive officer of New Jersey Resources Corporation.

*** Mr. Thomas will retire from the Corporation's Board of Directors effective as of the 1998 Annual Meeting of Stockholders.

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

The following table sets forth the beneficial ownership of common stock by stockholders, if any, who own greater than 5 percent of the outstanding shares as of January 31, 1998, by Directors, by each of the executive officers whose compensation is disclosed in the Summary Compensation Table, and by all Directors and such executive officers as a group. Except as otherwise noted, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS                                                       DIRECTORS                                       5% HOLDERS
-----------------------------------------------------------------------------------------------------------------------------------
      (1)                      (2)                                                  (3)                                     (4)
Title of Class               Name and                                        Amount and Nature                            Percent
                             Address                                     of Beneficial Ownership**                       of Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Shared       Sole          Shared          Sole
                                                       Voting      Voting       Investment     Investment    Total
                                                        Power       Power          Power          Power      Owned
-----------------------------------------------------------------------------------------------------------------------------------

      N/A                       N/A                                                                                         -0-
-----------------------------------------------------------------------------------------------------------------------------------

    Common                 R. F. Albosta                                          3,000                                      *
-----------------------------------------------------------------------------------------------------------------------------------
    Common                  R. H. Beeby                                           3,000 (1)                                  *
-----------------------------------------------------------------------------------------------------------------------------------
    Common                 W. K. Cadman                                           3,000                                      *
-----------------------------------------------------------------------------------------------------------------------------------
    Common                J. P. Heffernan                                         5,000                                      *
-----------------------------------------------------------------------------------------------------------------------------------
    Common                K. L. Hendricks                                            -0-                                     *
-----------------------------------------------------------------------------------------------------------------------------------
    Common                  D. P. Hodel                                           3,000                                      *
-----------------------------------------------------------------------------------------------------------------------------------
    Common                 M. T. Hopkins                                          7,525.4054                                 *
-----------------------------------------------------------------------------------------------------------------------------------
    Common                J. B. Johnston                                             -0-                                     *
-----------------------------------------------------------------------------------------------------------------------------------
    Common                   M. Jozoff                                            3,000                                      *
-----------------------------------------------------------------------------------------------------------------------------------
    Common                 W. E. Lavery                                           3,100                                      *
-----------------------------------------------------------------------------------------------------------------------------------
    Common                  G. E. Mayo                                            4,000                                      *
-----------------------------------------------------------------------------------------------------------------------------------
    Common                 D. E. Olesen                                           3,006.8159                                 *
-----------------------------------------------------------------------------------------------------------------------------------
    Common               O. G. Richard III                                      164,650 (2)                                  *
-----------------------------------------------------------------------------------------------------------------------------------
    Common               J. R. Thomas, II                                         3,500                                      *
-----------------------------------------------------------------------------------------------------------------------------------
    Common                 W. R. Wilson                                           8,000                                      *
-----------------------------------------------------------------------------------------------------------------------------------
    Common                 C. G. Abbott                                          10,394.552 (3)                              *
-----------------------------------------------------------------------------------------------------------------------------------
    Common                 R. R. Kaskel                                              -0-                                     *
-----------------------------------------------------------------------------------------------------------------------------------
    Common                M. W. O'Donnell                                        23,902.356 (4)                              *
-----------------------------------------------------------------------------------------------------------------------------------
    Common                P. M. Schwolsky                                        15,938.926 (5)                              *
-----------------------------------------------------------------------------------------------------------------------------------
    Common      All Executive Officers & Directors                              264,018.05 (6)                               *
                     (19 Persons) as a Group
-----------------------------------------------------------------------------------------------------------------------------------

* Aggregate stock ownership (including exercisable options) as a percentage of class is less than 1 percent.

** Includes an allocation of shares held by the Trustee of the Employees' Thrift Plan of Columbia Gas System for the executive officers. Also includes currently exercisable options. All holdings of the Directors, except Messrs. Johnston and Richard and Ms. Hendricks, include beneficial ownership of 2,000 shares which may be acquired pursuant to stock options awarded under Long-Term Incentive Plan (LTIP).

(1) Includes beneficial ownership of 1,000 shares with shared investment power.

(2) Includes beneficial ownership of 120,000 shares which may be acquired pursuant to stock options awarded under LTIP.

(3) Includes beneficial ownership of 200 shares with shared voting and investment power. Includes beneficial ownership of 8,334 shares which may be acquired pursuant to stock options awarded under LTIP.

(4) Includes beneficial ownership of 19,774 shares which may be acquired pursuant to stock options awarded under LTIP.

(5) Includes beneficial ownership of 13,334 shares which may be acquired pursuant to stock options awarded under LTIP.

(6) Includes beneficial ownership of 185,442 shares which may be acquired pursuant to stock options awarded under LTIP.


                        STANDING COMMITTEES OF THE BOARD

AUDIT COMMITTEE - The Audit Committee recommends to the Board of Directors the independent public accountants who are to examine the financial statements for the ensuing year; meets periodically with the independent public accountants to review the scope of their audits, the internal accounting controls, the operation of the internal Audit Department and significant financial reporting matters; reviews management's plans for engaging the Corporation's independent public accountants for management advisory services; meets periodically with the Vice President and General Auditor of the Columbia Energy Group Service Corporation (formerly named the Columbia Gas System Service Corporation) to review the internal Audit Department charter, the annual program of audits and the Corporation's internal controls; and reviews issues with the independent public accountants, management and/or the Vice President and General Auditor which could have material impacts on the Corporation's financial position.

COMPENSATION COMMITTEE - The Compensation Committee periodically reviews and approves a general compensation policy and salary structure for management and professional personnel; approves all changes in base salaries of officers of the Corporation and its subsidiaries who are in a position to exercise discretionary judgment which can substantively influence the affairs of the Corporation; oversees and administers incentive compensation programs in a manner consistent with the terms of such plans as approved by the Board of Directors; reviews and makes recommendations on changes in major benefit programs of the Corporation's subsidiaries; consults with and advises senior management on major policies affecting human resources; and monitors plans for management development and succession planning for the Corporation and its subsidiaries.

EXECUTIVE COMMITTEE - The Executive Committee has the authority to act in the intervals between the meetings of the Board of Directors upon most matters requiring Board approval.

FINANCE COMMITTEE - The Finance Committee reviews and monitors the annual capital expenditure program, reviews financial plans and dividend policy, and reviews the management of investments of the Corporation's benefit plans.

CORPORATE GOVERNANCE COMMITTEE - The Corporate Governance Committee provides counsel to the Board in regard to Board organization, membership and function. The Committee is responsible to the Board for the review and recommendation of Director candidates; the recommendation of a class of Directors for election at the Annual Meeting of Stockholders; recommendations regarding Director retirement age, tenure and removal for cause; review of all Board committee charters and recommendations regarding their number, structure, membership and function; and evaluation of the Chief Executive Officer. Stockholders wishing to submit names of Director candidates for consideration by the Committee should contact Carolyn McKinney Afshar, Secretary.

         BOARD AND BOARD COMMITTEES MEMBERSHIP AND MEETINGS HELD - 1997


----------------------------------------------------------------------------------------------------------------------------------
                           BOARD        AUDIT           COMPENSATION          EXECUTIVE            FINANCE            CORPORATE
                                                                                                                     GOVERNANCE
----------------------------------------------------------------------------------------------------------------------------------
  MEETINGS HELD              7            3                   3                   1                   3                   4
----------------------------------------------------------------------------------------------------------------------------------
  R. F. Albosta              X            X*                                                          X
----------------------------------------------------------------------------------------------------------------------------------
  R. H. Beeby                X                                X                                       X
----------------------------------------------------------------------------------------------------------------------------------
  W. K. Cadman               X            X                   X
----------------------------------------------------------------------------------------------------------------------------------
  J. P. Heffernan            X                                X                                       X*
----------------------------------------------------------------------------------------------------------------------------------
  K. L. Hendricks            X            X                                                                               X
----------------------------------------------------------------------------------------------------------------------------------
  D. P. Hodel                X            X                                                                               X
----------------------------------------------------------------------------------------------------------------------------------
  M. T. Hopkins              X            X                   X                   X
----------------------------------------------------------------------------------------------------------------------------------
  M. Jozoff                  X                                                                        X                   X
----------------------------------------------------------------------------------------------------------------------------------
  W. E. Lavery               X            X                                       X                                       X
----------------------------------------------------------------------------------------------------------------------------------
  G. E. Mayo                 X                                X*                                                          X
----------------------------------------------------------------------------------------------------------------------------------
  D. E. Olesen               X            X                                                           X
----------------------------------------------------------------------------------------------------------------------------------
  O. G. Richard III          X*                                                   X*
----------------------------------------------------------------------------------------------------------------------------------
  J. R. Thomas, II           X                                X                                                           X*
----------------------------------------------------------------------------------------------------------------------------------
  W. R. Wilson               X            X                                       X                   X
----------------------------------------------------------------------------------------------------------------------------------

*  Denotes Chairperson

Each incumbent Director attended at least 75 percent of the total number of meetings of the Board and Board committees on which he or she served during the period of his/her service.



                        STANDARD DIRECTORS' COMPENSATION*

--------------------------------------------------------------------------------------------------------------------------------
                                     1997 DIRECTORS' COMPENSATION FOR BOARD AND COMMITTEE MEETINGS:
--------------------------------------------------------------------------------------------------------------------------------
                                                      Retainer              Meeting Fee                    Chairman's Retainer
--------------------------------------------------------------------------------------------------------------------------------
                                                         ($)                   ($)                                 ($)
--------------------------------------------------------------------------------------------------------------------------------
  Board                                               27,250                 1,250                                  --
--------------------------------------------------------------------------------------------------------------------------------
  Audit                                                   --                 1,000                               3,000
--------------------------------------------------------------------------------------------------------------------------------
  Compensation                                            --                 1,000                               3,000
--------------------------------------------------------------------------------------------------------------------------------
  Executive                                            6,000                   800                                  --
--------------------------------------------------------------------------------------------------------------------------------
  Finance                                                 --                 1,000                               3,000
--------------------------------------------------------------------------------------------------------------------------------
  Corporate Governance                                    --                 1,000                               3,000
--------------------------------------------------------------------------------------------------------------------------------

* The nonemployee Directors are also eligible to receive nonqualified stock options pursuant to the Corporation's Long-Term Incentive Plan. If the Corporation's Total Shareholder Return performance, compared with its peers, is at the third quartile, then nonemployee Directors receive options for 3,000 shares of common stock; at the fourth quartile, options for 6,000 shares. For 1997 performance, the Directors will receive options for 3,000 shares, granted and priced as of March 31, 1998. See the section entitled "1997 Executive Compensation Plan" for a discussion of the terms of the option grants.

No officer received any compensation for services as a Director while also serving as an officer of the Corporation.

The Corporation offers medical coverage to nonemployee Directors and pays the premium associated with their participation. The Corporation also reimburses them for the cost of Medicare Part B, if applicable. In addition, nonemployee Directors may elect to defer compensation for distribution at a later date. Deferred amounts will accrue interest at the prime rate or may be deferred into the Phantom Stock Plan for Outside Directors. Deferrals may be paid in a lump sum or in installments but will be automatically paid in a lump sum following certain specified changes in control of the Corporation.

Following its approval by the stockholders at the 1996 Annual Meeting, the Phantom Stock Plan for Outside Directors was established. All of the Directors except two (one of whom has since retired) elected to participate in the plan in lieu of participating in the Retirement Plan for Outside Directors. Participating directors received phantom shares of equivalent actuarial value under the Phantom Stock Plan for Outside Directors. The Retirement Plan for Outside Directors is not available for nonemployee Directors assuming office after April 1996; rather, they participate in the Phantom Stock Plan for Outside Directors, under which they receive 3,000 phantom shares upon being elected to the Board. Payment of cash benefits will commence upon termination of Board service or upon specified changes in control of the Corporation.

For the Director(s) remaining in the Retirement Plan, each nonemployee Director with a minimum of five years' service on the Board who retires after attaining age 65 or becoming disabled could receive annual retirement payments equal to the amount of the annual retainer for Board service at the time of retirement. Payments under the Retirement Plan will cease at the death of the Director unless the Director elected an actuarial equivalent option or, if death occurs before retirement but after eligibility is established, at the death of the surviving spouse. In the event of certain specified changes in control of the Corporation, a Director (regardless of years of service on the Board) could elect a lump sum payment equal to the present value of the retainer at the time of the election times the number of years of Board service, with a minimum of ten years.

                        1997 EXECUTIVE COMPENSATION PLAN

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Executive Compensation Report to Stockholders

--------------------------------------------------------------------------------

GENERAL - Through the Compensation Committee (the "Committee") of the Corporation's Board of Directors, the Board of Directors has developed an aggressive "PAY FOR PERFORMANCE" executive compensation philosophy and programs to implement that philosophy. Effective since 1996, these programs combine to form the basis of the total compensation plan for senior management of the Corporation and its subsidiaries (the "Columbia Group"), which is designed to focus management's attention on the Corporation's strategic business initiatives and financial performance objectives. The Committee believes that the design and execution of the executive compensation program implemented in 1996 continue to be critical to the Corporation's future success by FOCUSING MANAGEMENT'S ATTENTION on the competitive business environment through compensation awards largely based on COLUMBIA VALUE ADDED ("CVA") FINANCIAL PERFORMANCE MEASURES and SHAREHOLDER RETURN. CVA performance measures determine the real value of a particular investment by the extent the return on that investment exceeds the cost of the investment, including the cost of capital. COMPENSATION PHILOSOPHY - The Board of Directors believes that total compensation is not only payment for services rendered to the Columbia Group, but also a means to provide a strong motivational vehicle for the achievement of key financial and strategic goals. The Columbia Group provides executives with the opportunity to increase their total compensation above base salary through annual and longer-term incentive compensation programs. Goals and objectives within the executive compensation program are established such that their achievement will result in added value to the Columbia Group over appropriate periods of time. This is how compensation is linked to corporate performance. To implement the pay for performance philosophy that the Columbia Group instituted in 1996, its executive compensation program is designed to:

        -- PLACE AT RISK significant amounts of the executives' total compensation.

        -- Base greater amounts of the executives' total compensation upon CREATING LONG-TERM VALUE FOR THE STOCKHOLDERS.

        -- TIE COMPENSATION MORE CLOSELY TO THE FORTUNES OF THE STOCKHOLDERS through the use of a combination of cash and STOCK-BASED INCENTIVE COMPENSATION PLANS.

        -- Emphasize the achievement of both short- and longer-term internal VALUE ADDED PERFORMANCE MEASURES as well as STOCKHOLDER RETURN EXPECTATIONS in relationship to peer companies.

        -- Provide total compensation rewards to executives in relation to the overall financial performance of the Corporation.

As a general matter, the executive compensation program is designed to provide base salary compensation and benefit levels that target the median of the marketplace in similar-sized utility and industrial companies; maintain equitable relationships among the compensation levels established for jobs within the Columbia Group; provide for the recognition of performance delivered year-to-year and over the long term; and ensure that appropriate controls are in place for compensation to be fully earned. Because of the Columbia Group's size and integrated nature, a number of well-known energy and general industry executive compensation surveys are utilized to determine competitive remuneration for executives. Most of the companies in the S&P Natural Gas Utility Index, which comprises the peer group as shown elsewhere in this Annual Proxy Statement, are included in one or more of these surveys. However, no single authoritative executive compensation survey currently covers all of the companies in the S&P Natural Gas Utility Index.

IMPLEMENTATION OF PHILOSOPHY - The Columbia Group's executive compensation program is administered by the Committee. The Committee is composed of six independent, non-employee Directors. As of December 31, 1997, the Columbia Group's executive total compensation program consisted of the following:

        1.  Base Salary Program

        2.  Annual Incentive Compensation Plan

        3.  Long-Term Incentive Plan

        4.  Benefit Plans

        5.  Other Arrangements

                   1. Base Salary Program - A base salary is established for each executive position based on a comparison of compensation levels of similar positions in the external market. Competitive base salary levels are needed to attract and retain competent executives. Based on the energy and general industry compensation surveys referred to above, the base salary levels for the approximately 180 individuals comprising the executive and key employee group presently approximate the median for similar groups with corporations of similar size and complexity. In keeping with the philosophy of placing more compensation at risk and of targeting base salary at market levels, increases to base salary generally are made only in cases of promotions or marketplace equity adjustments, if individual performance warrants.

                   2. Annual Incentive Compensation Plan - This plan, which was amended, restated and re- implemented effective January 1, 1996, provides the opportunity for payment of cash awards to key employees for attainment of specific goals which contribute directly to the present and future financial health of the Group. Awards for 1997 performance, granted in 1998 after financial results for 1997 were final, are reflected in the Summary Compensation Table and in the Executive Compensation Report subsection entitled "1997 Chief Executive Officer's Pay." The award opportunities for 1997 ranged from zero to 75 percent of an individual's annual base salary at target level performance, which depends upon the achievement of CVA financial goals and the individual's level of responsibility within the organization, along with an assessment of the individual's ability to contribute directly to the financial performance of the Columbia Group. Additional amounts can be awarded should financial performance exceed the target level and, in certain circumstances, should the individual exceed his or her personal performance goals.

                   3. Long-Term Incentive Plan - The executive compensation program also includes a component to bring special attention to the important area of stockholder return. The Long-Term Incentive Plan provides long-term incentives to officers and other key employees of Columbia Group companies through the granting of incentive stock options, non-qualified stock options, stock appreciation rights, contingent stock awards, restricted stock awards, and/or any award in other forms that the Committee may deem appropriate, consistent with the plan's purpose. For option awards, generally the Corporation's Total Shareholder Return performance (stock price appreciation plus dividend accruals) has been compared to the peer group of companies included in the S&P Natural Gas Utility Index as included elsewhere in this Annual Proxy Statement. For 1997 the Committee provided awards of options primarily when the Corporation's Total Shareholder Return exceeded the median Total Shareholder Return of the companies which comprise this peer group (excluding the Corporation). With respect to options, generally the amount of awards to each participant has been based upon the evaluation of a key employee's position, individual performance, and the
                        Corporation's Total Shareholder Return, though option awards to key employees may be made for reasons other than Total Shareholder Return, subject to the discretion of the Committee. The purchase price per share of stock deliverable upon the exercise of a non-qualified stock option is 100 percent of the fair market value of the stock on the date of grant. The price of options issued under the plan is credited with dividend equivalents. Such credits may be made directly through a reduction in the purchase price of stock subject to options. Alternatively, at the discretion of the Committee, dividend equivalent credits may be provided indirectly, for example through the establishment of an unsecured, unfunded bookkeeping "account" that would track dividends declared on the stock subject to options and that would be paid in cash to an optionee upon the exercise of an option or, in certain circumstances, upon expiration of the option. Contingent or restricted stock may also be awarded in very limited applications. The 1996 Long-Term Incentive Plan was approved by the stockholders of the Corporation on April 26, 1996, and the plan became effective as of February 21, 1996. Awards made in 1998 for 1997 performance are reflected in the Options Table elsewhere in this Proxy Statement as well as the subsection of this report entitled "1997 Chief
                        Executive Officer's Pay."

                   4. Benefit Plans - The Columbia Group maintains savings, retirement, medical, dental, long-term disability, life insurance and other benefit plans of general applicability. The Corporation has also established a Deferred Compensation Plan, under which eligible key employees may defer base salary and annual incentive compensation, and on which deferrals are credited with interest at market rates. Federal regulations establish limits on the benefits which may be paid under savings and retirement plans qualified under the Internal Revenue Code ("IRC"). To maintain compliance, the Columbia Group caps benefits under the qualified plans at the required levels. To provide comparable benefits to more highly compensated employees, the Columbia Group has established a Thrift Restoration Plan and a Pension Restoration Plan, both of which are non-qualified and unfunded. However, the Pension Restoration Plan may be funded through a trust arrangement at the election of the beneficiary once a threshold liability of $100,000 has been reached. The Committee views these supplemental plans as part of the total compensation program for executives.

                   5. Other Arrangements - Mr. Richard, the Chairman, CEO, and President of the Corporation, Mr. Schwolsky, Senior Vice President and Chief Legal Officer of the Corporation, Ms. Abbott, Chief Executive Officer and President of Columbia Gas Transmission Corporation and Chief Executive Officer of Columbia Gulf Transmission Company, and Mr. Kaskel, Senior Vice President of the Columbia Energy Group Service Corporation, were granted employment agreements upon hire. For a more detailed description of the agreements, please see "Employment Agreements" elsewhere in this Proxy Statement.

DEDUCTIBILITY OF COMPENSATION - The Committee has reviewed the potential impact on the Columbia Group of Section 162(m) of the IRC, which imposes a limit on tax deductions that the Columbia Group may claim for annual compensation in excess of one million dollars paid to any of the CEO and the four other most highly compensated executive officers. The Committee has determined that under current compensation arrangements, the impact of Section 162(m) on the Columbia Group would be limited and, therefore, has decided not to take any action at this time to meet the requirements for a deduction for the Annual Incentive Compensation Plan.

EVALUATION PROCESS - Each year, the Board of Directors of the Corporation reviews and approves strategic business and financial plans for the Corporation and each of its subsidiaries. In addition to various business strategies, these plans include specific financial goals such as CVA or other measures to evaluate whether stockholder value has increased. The goals set forth in these strategic plans are the bases for evaluating the performance of the CEO of the Corporation and other senior executives whose compensation falls under the direct purview of the Committee. Attainment of meaningful strategic goals over reasonable time periods increases value to stockholders, and the increased compensation opportunities for executives are directly linked to the attainment of these goals.

1997 CHIEF EXECUTIVE OFFICER'S PAY

BASE SALARY - When Mr. Richard was hired as CEO in 1995, the Corporation entered into an employment agreement with Mr. Richard that provides a base salary of $750,000 per year, subject to such increases as may be approved by the Board. As noted above, in keeping with the philosophy of placing more compensation at risk and of targeting base salary at market levels, increases to base salary for the executive group generally are made only in cases of promotions or marketplace equity adjustments. For those reasons, the Board approved no increases to Mr. Richard's base salary in 1997.

ANNUAL INCENTIVE COMPENSATION PLAN - On February 17, 1998, in accordance with the Corporation's "pay for performance" compensation philosophy, the Committee approved a cash award for Mr. Richard of $725,000 under the Annual Incentive Compensation Plan in recognition of the Corporation's exceeding threshold CVA goals and financial performance compared to peer companies, and of Mr. Richard's achieving his individual performance goals for 1997.

LONG-TERM INCENTIVE PLAN - Mr. Richard's employment agreement provides for contingent stock grants, including 5,000 shares on December 31, 1997, if he was employed by the Corporation on that date. As Mr. Richard was employed by the Corporation on December 31, 1997, he received a grant for the equivalent of 5,000 shares of common stock (2,340 shares were withheld to pay taxes on the grant). On May 20, 1996, Mr. Richard received a grant of 29,785 shares of restricted stock under his amended employment agreement. To provide an additional incentive to Mr. Richard to continue his employment with the Corporation, the amended employment agreement provides that only 20 percent of such restricted stock vests each year, with the first 20 percent having vested on January 2, 1997. On February 17, 1998, based on 1997 performance, the Committee awarded Mr. Richard, under the Long-Term Incentive Plan, a grant of non-qualified stock options to purchase 60,000 shares of common stock at a price of $76.15625 per share, with one-third vesting on the first anniversary of grant, one-third on the second anniversary of grant, and one-third on the third anniversary of grant. The awards are included in the Options Table.

                         BY THE COMPENSATION COMMITTEE:

              Gerald E. Mayo, Chairman            James P. Heffernan
              Robert H. Beeby                     Malcolm T. Hopkins
              Wilson K. Cadman                    James R. Thomas, II

                              EMPLOYMENT AGREEMENTS

As discussed in the Executive Compensation Report of the Compensation Committee elsewhere in this Proxy, in order to secure his services, the Corporation has entered into an employment agreement with Mr. Richard for the position of Chairman, Chief Executive Officer and President of the Corporation. In addition to salary, bonus, awards of options, contingent stock and restricted stock and other matters, Mr. Richard's amended employment agreement provides for severance benefits to be paid to Mr. Richard in the event his employment is terminated without cause. The severance benefits would include payment of Mr. Richard's annual base salary, incentive compensation and fringe benefits for a period of 24 months. If Mr. Richard's employment is terminated due to a change in control of the Corporation (as defined in the agreement), the period of severance benefits is extended from 24 to 36 months, but the amount that may be paid to Mr. Richard, which would constitute "parachute payments" under the IRC, will be limited to the extent necessary to avoid the imposition of an excise tax under the IRC.

The Corporation has also entered into an employment agreement with Mr. Schwolsky to secure his services as Senior Vice President and Chief Legal Officer of the Corporation. In addition to stock-based grants that were made in 1995, the employment agreement with Mr. Schwolsky provides a base salary of $285,000 per year, subject to such increases as may be approved by the Board. Besides being eligible to participate in all incentive compensation plans and employee benefit programs provided to other senior executives of the Group, upon retirement Mr. Schwolsky may receive supplemental pension payments to make up the difference, if any, between the Group's pension benefits and those Mr. Schwolsky would have received from his previous employer. The employment agreement further provides for severance benefits to be paid to Mr. Schwolsky in the event his employment is terminated without cause. The severance benefits would include payment of Mr. Schwolsky's annual base salary, incentive compensation and fringe benefits for a period of 24 months. If Mr. Schwolsky's employment is terminated due to a change in control of the Corporation (as defined in the agreement), the period of severance benefits is extended from 24 to 36 months, but the amount that may be paid to Mr. Schwolsky, which would constitute "parachute payments" under the IRC, will be limited to the extent necessary to avoid the imposition of an excise tax under the IRC.

The Corporation has entered into an employment agreement with Ms. Abbott to secure her services as Chief Executive Officer of its transmission subsidiaries. In addition to a grant of stock made in 1996, the employment agreement with Ms. Abbott provides for a base salary of $325,000 per year, subject to such increases as may be approved by the Board. The agreement also provides that Ms. Abbott is eligible to participate in all employee benefit programs provided to other transmission company executives and in all incentive compensation programs of the transmission companies appropriate for her status. The employment agreement further provides for severance benefits to be paid to Ms. Abbott in the event her employment is terminated without cause. The severance benefits would include payment of Ms. Abbott's annual base salary, incentive compensation and fringe benefits for a period of 24 months. If Ms. Abbott's employment is terminated due to a change in control of the Corporation (as defined in the agreement), the period of severance benefits is extended from 24 to 36 months, but the amount that may be paid to Ms. Abbott, which would constitute "parachute payments" under the IRC, will be limited to the extent necessary to avoid the imposition of an excise tax under the IRC.

On March 31, 1997, the Corporation entered into an employment agreement with Mr. Kaskel to secure his services as Senior Vice President of the Columbia Energy Group Service Corporation. The agreement provides for a base salary of $280,000 per year and a signing bonus of $75,000 payable at the end of the first year of employment. The agreement also provides that Mr. Kaskel is eligible to participate in benefits programs and all incentive compensation programs provided to other company executives. In addition, Mr. Kaskel will participate in a performance share award compensation feature under the Long-Term Incentive Plan. This offers the opportunity for Mr. Kaskel to earn an award of up to 20,000 shares of the Corporation's common stock, depending on the level of achievement at the end of a five-year performance period. The predetermined performance measures to be used will be Total Operating Income and Total Return On Invested Capital for all subsidiaries for which he has profit and loss responsibility. No award is to be paid for performance falling below the threshold level during the five-year performance period. An early payout of the entire 20,000 shares could occur if, as measured at the end of any fiscal year prior to the end of the five-year period, the stretch performance levels are achieved for both measures. Should Mr. Kaskel's employment be terminated for any reason prior to the end of the five-year performance period, an assessment will be made of his actual achievements to date in relationship to the financial measures governing the performance share feature, and he may receive a pro-rata award.

----------------------------------------------------------------------------------------------------------------------------------
                                             OPTION/SAR GRANTS IN LAST FISCAL YEAR**
----------------------------------------------------------------------------------------------------------------------------------
                                                 Individual Grants                                   Potential Realizable Value at
                                                                                                          Assumed Annual Rates
                                                                                                             of Stock Price
                                                                                                      Appreciation for Option Term
----------------------------------------------------------------------------------------------------------------------------------
             (a)                       (b)                 (c)            (d)                 (e)         (f)            (g)
----------------------------------------------------------------------------------------------------------------------------------
  Name                              Number of          % of Total     Exercise or         Expiration      5%             10%
                                   Securities         Options/SARs    Base Price             Date         ($)            ($)
                                   Underlying          Granted to       ($/Sh)
                                  Options/SARs        Employees in
                                   Granted (#)         Fiscal Year
----------------------------------------------------------------------------------------------------------------------------------
  O. G. RICHARD III                   60,000             7.4              76.15625          2/17/08     2,956,429*     7,800,113*
  Chairman, CEO
  & President
----------------------------------------------------------------------------------------------------------------------------------
  M. W. O'DONNELL                     15,000             1.8              76.15625          2/17/08       739,107*     1,950,028*
  Senior Vice President &
  Chief Financial Officer
----------------------------------------------------------------------------------------------------------------------------------
  P. M. SCHWOLSKY                     15,000             1.8              76.15625          2/17/08       739,107*     1,950,028*
  Senior Vice President
  & Chief Legal Officer
----------------------------------------------------------------------------------------------------------------------------------
  C. G. ABBOTT                        15,000             1.8              76.15625          2/17/08       739,107*     1,950,028*
  CEO of Corporation's Gas
  Transmission Segment
----------------------------------------------------------------------------------------------------------------------------------
  R. R. KASKEL                         7,000             0.9              76.15625          2/17/08       344,916*       910,013*
  Senior Vice President,
  Columbia Energy Group
  Service Corporation
----------------------------------------------------------------------------------------------------------------------------------


 * Because dividend equivalents are associated with this award, the potential realizable value shall increase as dividends are paid on stock subject to options. In no event may dividend equivalents exceed the grant price less the par value of the underlying stock.

** Granted as of February 17, 1998 for 1997 performance, the options vest one-third upon the first anniversary of grant, one-third on the second anniversary of grant, and the final third on the third anniversary of grant.


-----------------------------------------------------------------------------------------------------------------------------------
                                        AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                                                    AND FY-END OPTION/SAR VALUES
-----------------------------------------------------------------------------------------------------------------------------------
             (a)                    (b)                           (c)                   (d)                           (e)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               Number of Securities          Value of Unexercised
                                                                                    Underlying                   In-the-Money
                                                                                    Unexercised                  Options/SARs
                                                                                   Options/SARs                 at Year-End ($)
                                                                                  at Year-End (#)
-----------------------------------------------------------------------------------------------------------------------------------
  Name                        Shares Acquired               Value Realized         Exercisable/                  Exercisable/
                              on Exercise (#)                    ($)*              Unexercisable                Unexercisable*
-----------------------------------------------------------------------------------------------------------------------------------
  O. G. Richard III                 -0-                           -0-             120,000/40,000               3,285,000/595,000
-----------------------------------------------------------------------------------------------------------------------------------
  M. W. O'Donnell                   -0-                           -0-              19,774/16,666                584,250/247,907
-----------------------------------------------------------------------------------------------------------------------------------
  P. M. Schwolsky                   -0-                           -0-              13,334/16,666                361,531/247,907
-----------------------------------------------------------------------------------------------------------------------------------
  C. G. Abbott                      -0-                           -0-              8,334/16,666                 123,968/247,907
-----------------------------------------------------------------------------------------------------------------------------------
  R. R. Kaskel                      -0-                           -0-                   0/0                          -0-
-----------------------------------------------------------------------------------------------------------------------------------



* Market value of underlying securities at exercise or FY-end, minus the exercise or base price.

---------------------------------------------------------------------------------------------------------------------------------
                                      LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR
---------------------------------------------------------------------------------------------------------------------------------
                  (a)                                            (b)                                            (c)
                 Name                                Number of Shares, Units or                    Performance or Other Period
                                                          Other Rights (#)                          Until Maturation or Payout
---------------------------------------------------------------------------------------------------------------------------------
             R. R. Kaskel                                    20,000 (1)                                     1997-2001
---------------------------------------------------------------------------------------------------------------------------------

(1) Granted to Mr. Kaskel under the Long-Term Incentive Plan pursuant to his employment agreement. Mr. Kaskel may earn up to 20,000 shares of the Corporation's common stock, depending on achievement of Total Operating Income and Total Return on Invested Capital for all subsidiaries for which he has profit and loss responsibility. No award is paid for performance below the threshold level. Payment may be accelerated if stretch performance levels are achieved.

----------------------------------------------------------------------------------------------------------------------------------
                                                    SUMMARY COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------------------
                                            Annual Compensation                 Long-Term Compensation
                                                                     -------------------------------------------------------------
                                                                                Awards                  Payouts
----------------------------------------------------------------------------------------------------------------------------------
                (a)             (b)         (c)           (d)             (f)             (g)             (h)           (i)
----------------------------------------------------------------------------------------------------------------------------------
  Name and                     Year       Salary         Bonus        Restricted      Securities         LTIP        All Other
  Principal                                                              Stock        Underlying        Payouts      Comp. (1)
  Position                                                              Awards       Options-SARs
----------------------------------------------------------------------------------------------------------------------------------
                                            ($)           ($)             ($)             (#)             ($)           ($)
----------------------------------------------------------------------------------------------------------------------------------

  O. G. RICHARD III            1997       787,500       725,000           -0-          60,000(5)          -0-       26,770(13)
  Chairman, CEO & President
                             -----------------------------------------------------------------------------------------------------
                               1996       778,125       710,000      1,459,465(9)     160,000(6)          -0-       746,596(8)
                                                                                          (7)                          (13)
                             -----------------------------------------------------------------------------------------------------
                               1995     528,125(2)      262,500       737,500(10)         -0-             -0-       75,673(14)
----------------------------------------------------------------------------------------------------------------------------------
  M. W. O'DONNELL              1997       325,000       230,000           -0-          15,000(5)          -0-         19,500
  Senior Vice President      ------------------------------------------------------------------------------------------------------
  & Chief Financial Officer    1996       322,575       210,000           -0-          25,000(6)          -0-       84,233(13)
                             -----------------------------------------------------------------------------------------------------
                               1995       310,150       247,000           -0-           5,000(3)          -0-         13,879
----------------------------------------------------------------------------------------------------------------------------------
  P. M. SCHWOLSKY              1997       325,000       241,000           -0-          15,000(5)          -0-         13,206
  Senior Vice President      -----------------------------------------------------------------------------------------------------
  & Chief Legal Officer        1996       321,250       234,000           -0-          25,000(6)          -0-       130,804(13)
                             -----------------------------------------------------------------------------------------------------
                               1995     164,091(2)      115,000       91,400(12)        5,000(4)          -0-         13,503
----------------------------------------------------------------------------------------------------------------------------------
  C. G. ABBOTT                 1997       325,000       275,000           -0-           15,000(5)         -0-         11,026
  CEO of Corporation's       -----------------------------------------------------------------------------------------------------
  Gas Transmission Segment     1996     310,870(2)      234,000       73,219(11)        25,000(6)         -0-       88,689(13)
                             -----------------------------------------------------------------------------------------------------
                               1995         N/A
----------------------------------------------------------------------------------------------------------------------------------
  R. R. KASKEL                 1997     210,000(2)      155,000           -0-           7,000(5)          -0-       84,233(15)
  Senior Vice President,     -----------------------------------------------------------------------------------------------------
  Columbia Energy Group        1996         N/A
  Service Corporation        -----------------------------------------------------------------------------------------------------

                               1995        N/A
----------------------------------------------------------------------------------------------------------------------------------

(1) Reflects employer contributions, if any, to the Employees' Thrift Plan of Columbia Gas System, which is qualified under the Internal Revenue Code, and the Thrift Restoration Plan, a nonqualified plan. Mr. Kaskel was not eligible to participate in either plan as of December 31, 1997.

(2)  Partial year salary.

(3) Options to purchase shares granted to top 31 executives on May 17, 1995, at a price of $28.99 per share, which vested 100% six months from the date of grant, on November 17, 1995.

(4) Options to purchase shares granted to Mr. Schwolsky upon his employment on June 5, 1995, at a price of $31.05 per share, which vested 100% six months from the date of grant, on December 5, 1995.

(5) Options to purchase shares granted to executive group on February 17, 1998 for 1997 performance at a price of $76.15625 per share, which options vest one-third upon the first anniversary of grant; one-third upon the second anniversary; and one-third upon the third anniversary.

(6) Options to purchase shares granted to executive group on February 18, 1997 for 1996 performance at a price of $63.6875 per share, which options vest one-third upon grant, exercisable in six months; one-third upon the first anniversary of grant; and one-third upon the second anniversary.

(7) Pursuant to Mr. Richard's employment agreement dated March 15, 1995, and amended January 17, 1996, on May 20, 1996, Mr. Richard was granted a nonqualified stock option for 100,000 shares of common stock, 50,000 of which were vested on November 28, 1996, and the remaining 50,000 which were vested on November 28, 1997.

(8) Pursuant to Mr. Richard's amended employment agreement, on May 21, 1996, Mr. Richard received a $481,250 cash payment, less taxes, representing the excess of the grant price of the options for 100,000 shares of common stock issued the previous date over the fair market value of the shares on the date the options would have been issued had the Corporation been able to issue the options following its discharge from bankruptcy. The common stock increased in value during this period from $43.875 to $48.6875 per share.

(9) Pursuant to Mr. Richard's amended employment agreement, on May 20, 1996, Mr. Richard was granted a restricted stock award for 29,785 shares of common stock at a value of $1,459,465, as based on the closing price of $49.00 per share on May 20, 1996. The shares vest annually in equal installments commencing January 2, 1997. Mr. Richard receives dividends on the restricted stock as dividends are declared on shares of common stock. At December 31, 1997, Mr. Richard held 23,828 shares of restricted stock, at an aggregate value of $1,871,987.

(10) Pursuant to Mr. Richard's employment agreement, Mr. Richard was granted a contingent stock award for 25,000 shares of common stock. The 25,000 shares vested as follows: 10,000 on May 1, 1995, and 5,000 per year on, and contingent upon his continued employment through, December 31, 1995, December 31, 1996, and December 31, 1997, respectively.

(11) Pursuant to Ms. Abbott's employment agreement dated January 17, 1996, on January 17, 1996, Ms. Abbott was granted a contingent stock award for 1,500 shares of common stock, which vested on May 17, 1996.

(12) On June 5, 1995, Mr. Schwolsky was granted a contingent stock award for 2,500 shares of common stock which vested on September 5, 1995.

(13) Includes transfer expenses associated with the move of the corporate office from Delaware to Northern Virginia totalling $235,738 for Mr. Richard, $66,090 for Mr. O'Donnell, $126,304 for Mr. Schwolsky, and $87,014 for Ms. Abbott.

(14) Reflects transfer expenses and compensation for benefits forfeited upon termination of prior employment.

(15) Reflects transfer expenses.

                             RETIREMENT INCOME PLAN

A noncontributory defined benefit pension plan is maintained for all employees of the Corporation's participating subsidiaries who are at least 21 years of age. The annual benefit under the pension plan is based upon final average annual compensation and years of credited service. Final average annual compensation is calculated using base compensation (shown in the "Summary Compensation Table" as "Salary") paid to the employee for the highest 36 months of the last 60 months prior to retirement.

Estimated annual benefits payable upon retirement are as follows with respect to the specified remuneration and years of credited service.

---------------------------------------------------------------------------------------------------------------------------------
                          ESTIMATED ANNUAL BENEFITS AS OF JANUARY 1, 1998, FROM RETIREMENT INCOME PLAN*
---------------------------------------------------------------------------------------------------------------------------------
           Final Average                                   Representative Years of Credited Service**
        Annual Compensation   ---------------------------------------------------------------------------------------------------

                                 15             20                 25                 30                 40            45
---------------------------------------------------------------------------------------------------------------------------------
                 $                $              $                  $                  $                  $             $
---------------------------------------------------------------------------------------------------------------------------------
             250,000            54,455         72,606             90,758             108,909            121,409       121,567
---------------------------------------------------------------------------------------------------------------------------------
             300,000            65,705         87,606            109,508             131,409            138,909       146,409
---------------------------------------------------------------------------------------------------------------------------------
             400,000            88,205        117,606            147,008             176,409            186,409       196,409
---------------------------------------------------------------------------------------------------------------------------------
             500,000           110,705        147,606            184,508             221,409            233,909       246,409
---------------------------------------------------------------------------------------------------------------------------------
             600,000           133,205        177,606            222,008             266,409            281,409       296,409
---------------------------------------------------------------------------------------------------------------------------------
             800,000           178,205        237,606            297,008             356,409            376,409       396,409
---------------------------------------------------------------------------------------------------------------------------------
           1,000,000           223,205        297,606            372,008             446,409            471,409       496,409
---------------------------------------------------------------------------------------------------------------------------------
           1,200,000           268,205        357,606            447,008             536,409            566,409       596,409
---------------------------------------------------------------------------------------------------------------------------------

*    Estimates are based upon a straight-life annuity and the assumptions that
     (a) the Corporation's present retirement plan will be maintained and (b) retirement will not occur before age 65. These benefits are not subject to deduction for social security or other charges. Should an annual benefit exceed limitations imposed by federal law, the excess will be paid by the participating subsidiary as a supplemental pension under the Pension Restoration Plan. If the supplemental pension liability exceeds $100,000, then this liability may be funded through a trust arrangement at the option of the individual. The liabilities of Messrs. Richard, Schwolsky and O'Donnell have reached $100,000, but to date they have not elected to fund their accrued pension. The liabilities of Ms. Abbott and Mr. Kaskel had not yet reached $100,000, so no contributions were made in 1997 on their behalf. Such supplemental pensions are not available to these executives until retirement or termination of employment.

** As of January 1, 1998, the credited years of service for retirement benefits for the individuals named in the Summary Compensation Table were as follows: Mr. Richard, 6 years; Mr. O'Donnell, 27 years; Mr. Schwolsky, 6 years; Ms. Abbott, 1 year; and Mr. Kaskel, 0 years.

                               PERFORMANCE GRAPH

The following graph demonstrates a five-year comparison of cumulative total returns for the Corporation, the S&P 500, and the S&P Natural Gas Utility Index.

----------------------------------------------------------------------------------------------------------------------------------
                                                FIVE-YEAR COMPARISON OF CUMULATIVE TOTAL RETURN*
----------------------------------------------------------------------------------------------------------------------------------

                                                                   [GRAPH]

----------------------------------------------------------------------------------------------------------------------------------
                                         1992          1993              1994              1995              1996          1997
                                           $             $                 $                 $                 $             $
----------------------------------------------------------------------------------------------------------------------------------
  Columbia Energy
  (formerly Columbia Gas)                 100         116.99            122.88            229.41            336.52        421.23
----------------------------------------------------------------------------------------------------------------------------------
  S & P 500 Index                         100         110.08            111.53            153.45            188.68        251.63
----------------------------------------------------------------------------------------------------------------------------------
  S & P Natural Gas Utility Index         100         118.73            113.26            160.20            212.89        251.18
----------------------------------------------------------------------------------------------------------------------------------

*    Assumes $100 invested on December 31, 1992, and reinvestment of dividends.

           2. APPROVAL OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

At the Annual Meeting, approval of the selection of the independent public accountants to examine the financial statements of the Corporation and its subsidiaries, which will be included in the Annual Report to Stockholders for the year 1998, will also be voted upon. Arthur Andersen LLP has been recommended as such independent public accountants by the Board of Directors of the Corporation.

Representatives of Arthur Andersen LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire and be available to respond to appropriate questions by stockholders.

UNLESS THEY ARE DIRECTED OTHERWISE BY STOCKHOLDERS, THE PROXIES INTEND TO VOTE FOR PROPOSAL TWO.

                                3. OTHER MATTERS

The Board of Directors knows of no business constituting a proper subject for action by the stockholders that will be presented for consideration at the meeting other than that shown above. However, if any other business shall come before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote said proxy with respect to any such business in accordance with their best judgment.

PROPOSALS OF STOCKHOLDERS FOR THE 1999 ANNUAL MEETING

Proposals of stockholders of record to be presented for a vote at the 1999 Annual Meeting of Stockholders must be received at the Corporation's Virginia address, 12355 Sunrise Valley Drive, Suite 300, Reston, Virginia 20191-3420 on or before November 30, 1998.

                              /s/ CAROLYN MCKINNEY AFSHAR


                              Carolyn McKinney Afshar
                              Secretary

                             COLUMBIA ENERGY GROUP


   Please mark vote in oval in the following manner using dark ink only. /x/

                                                                                                             PROXY

THE BOARD OF DIRECTORS RECOMMENDS    FOR       WITHHELD       FOR ALL   2. SELECTION OF ARTHUR ANDERSEN
THAT STOCKHOLDERS VOTE FOR ALL       ALL       FROM ALL        EXCEPT      LLP AS INDEPENDENT PUBLIC       FOR    AGAINST    ABSTAIN
PROPOSALS.                          / /         / /            / /         ACCOUNTANTS.                    / /      / /        / /

1. Election of Directors:                                                  THE PROXIES ARE AUTHORIZED TO VOTE
   Richard F. Albosta, Malcolm Jozoff,                                     IN THEIR DISCRETION UPON SUCH OTHER
   Gerald E. Mayo and Douglas E. Olesen                                    BUSINESS AS MAY PROPERLY COME BEFORE
                                                                           THE MEETING.
   (NOTE: IF THIRD OVAL IS MARKED, CROSS
   THROUGH NAME(S) FOR WHOM VOTES ARE
   WITHHELD.)



If you receive more than one proxy card, please vote, sign and return all cards in the enclosed envelopes. Executors, administrators, Trustees, etc., should give full title. For joint accounts, each joint owner should sign. Corporations should sign full corporation name by duly authorized officer with the signature attested by Corporate Secretary.

COLUMBIA ENERGY GROUP

SIGNED
      -------------------

      -------------------
DATED:
      -------------------, 1998
--------------------------------------------------------------------------------
                              Detach Here


[COLUMBIA ENERGY GROUP LOGO]

TO COLUMBIA ENERGY GROUP STOCKHOLDERS:

Columbia's Annual Meeting of Stockholders will be held at 9:00 a.m.
(CDT) on Wednesday, May 20, 1998 at  The Wyndham Warwick Hotel,
5701 Main Street, Houston, Texas.

Attached is your proxy card. Please read both sides and then mark, sign and date it. Please detach and return the card promptly in the enclosed business reply envelope. No postage is required if it is mailed in the United States.

Thank you for voting on these very important proxy issues.

Carolyn Mckinney Afshar
Secretary
Columbia Energy Group


-------------------------------------------------------------------------------
Return to Columbia Energy Group, c/o Harris Trust and Savings Bank P.O. Box 7051, Rockford, IL 61125-9945

                             (SENT TO SHAREHOLDERS)

                             COLUMBIA ENERGY GROUP

             PROXY FOR MAY 20, 1998 ANNUAL MEETING OF STOCKHOLDERS (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)


The undersigned hereby appoints Malcolm T. Hopkins, J. Bennett Johnston and Oliver G. Richard III and any of them, Proxies, with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of Columbia Energy Group, to be held at The Wyndham Warwick Hotel on May 20, 1998, at 9:00 a.m. (CDT) and at any adjournment thereof or on any business that may properly come before the meeting.

The shares represented hereby will be voted in accordance with the specifications on the reverse side of this card. WHERE A VOTE IS NOT SPECIFIED, THE PROXIES WILL VOTE THE SHARES REPRESENTED BY THIS PROXY FOR ALL NOMINEES FOR ELECTION AS DIRECTORS; AND FOR THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS; AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.



-------------------------------------------------------------------------------
                                  Detach Here

                              (SENT TO EMPLOYEES)

                        CONFIDENTIAL VOTING INSTRUCTIONS

 To: Fidelity Management Trust Company, Trustee Under the Employees' Thrift Plan
                            of Columbia Energy Group

             PROXY FOR MAY 20, 1998 ANNUAL MEETING OF STOCKHOLDERS (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

Fidelity Management Trust Company is hereby instructed to vote the equivalent number of shares of common stock of Columbia Energy Group represented by my units, as indicated on the reverse side of this card, in the Columbia Energy Group Stock Fund of the Employees' Thrift Plan at the Annual Meeting of Stockholders of Columbia Energy Group to be held at The Wyndham Warwick Hotel on May 20, 1998 at 9:00 a.m. (CDT) and at any adjournment thereof.

Every properly signed Voting Instructions form will be voted in accordance with the specifications made on the reverse side of the card. If not otherwise specified, this Voting Instructions form will be voted FOR all nominees for election as Director; FOR the selection of Arthur Anderson LLP as independent public accountants; and in accordance with the discretion of the Proxies as to any other business that may properly come before the meeting.

                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
  PLEASE SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

--------------------------------------------------------------------------------
                                  Detach Here